NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Health Sciences Fund

Prospectus Supplement dated June 19, 2009
to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the section entitled “Portfolio Management” on page 7 has been restated in its entirety as follows:

PORTFOLIO MANAGEMENT
Douglas Burtnick, CFA, of Aberdeen’s U.S. Equity team is responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Burtnick joined Aberdeen as an Investment Manager in October 2007. He has managed the Fund since November 2006. Prior to that, he was a portfolio manager employed by NFA since May 2002. Mr. Burtnick earned his bachelor’s degree from Cornell University.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.